UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 9, 2014

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3433 (Commission File Number)	38-1285128 (IRS Employer Identification No.)

2030 Dow Center, Midland, Michigan (Address of principal executive offices)	48674 (Zip Code)

(989) 636-1000 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 16, 2014, The Dow Chemical Company (the “Company”) completed the sale and issuance (the “Offering”) of $2.0 billion in aggregate principal amount of notes consisting of $900,000,000 principal amount of 3.500% Notes due 2024 (the “Notes due 2024”), $600,000,000 principal amount of 4.250% Notes due 2034 (the “Notes due 2034”) and $500,000,000 principal amount of 4.625% Notes due 2044 (the “Notes due 2044”).  The Offering was made pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated as of September 9, 2014, among the Company and the underwriters named therein.

The Offering has been registered under the Securities Act of 1933, as amended, pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-164985) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”).  The Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into this Report and the Registration Statement.

The forms of the Notes due 2024, the Notes due 2034 and the Notes due 2044 are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Report and the Company’s Registration Statement.

Item 9.01	Financial Statements and Exhibits

The Company hereby files the following exhibits to, and incorporates such exhibits by reference in, the Registration Statement:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 9, 2014

4.1	Form of 3.500% Notes due 2024

4.2	Form of 4.250% Notes due 2034

4.3	Form of 4.625% Notes due 2044

5.1	Opinion of Shearman & Sterling LLP, as to the legality of the Notes due 2024, the Notes due 2034 and the Notes due 2044

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Dated:  September 16, 2014

By:	/s/ Ronald C. Edmonds
	Name:	Ronald C. Edmonds
	Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 9, 2014

4.1	Form of 3.500% Notes due 2024

4.2	Form of 4.250% Notes due 2034

4.3	Form of 4.625% Notes due 2044

5.1	Opinion of Shearman & Sterling LLP, as to the legality of the Notes due 2024, 2034 and 2044

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1)